INVENTORIES (Tables)	12 Months Ended
Dec. 31, 2019
INVENTORIES
Schedule of inventories
Figures in million - SA rand	2019	2018	2017
Consumable stores[1]	1,580.8	1,043.5	820.7
PGM ore and mill inventory	127.7	71.0	62.8
PGM in process[2]	10,496.9	3,251.7	1,893.1
Gold in process	309.7	143.3	-
PGM finished goods	2,958.7	777.8	637.5
Other	29.6	7.5	8.0
Uranium finished goods and uranium-in-process	-	-	104.4
Total inventories	15,503.4	5,294.8	3,526.5

[1] The cost of consumable stores consumed during the year and included in operating cost amounted to R12,784.3 million (2018: R9,327.9 million and 2017: R8,789.4 million)

[2]    Included in PGM in process, is R3,826.5 million relating to the Marikana operations. It also includes R4,182.4 million relating to SRPM operations due to the processing agreements between SRPM and Anglo American Platinum Limited changing from a Purchase of Concentrate arrangement to a Toll processing arrangement from 1 January 2019